UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): JANUARY 14, 2005


                       CHINA WIRELESS COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)


            NEVADA                     333-49388             91-1966948
(State or other jurisdiction of       (Commission           (IRS Employer
        incorporation)                File Number)        Identification No.)


           1746 COLE BOULEVARD, SUITE 225, GOLDEN, COLORADO 80401-3208
               (Address of principal executive offices) (Zip Code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

        Registrant's telephone number, including area code (303) 277-9968

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On January 14, 2005, Michael A. Bowden accepted the offer to become a director of the registrant. Mr. Bowden has been the Vice President of Technology for the registrant since February 2003, where his duties have included supervision of the registrant's service offerings in Beijing. He provided telecommunications consulting services from August 2002 to February 2003. From December 2000 to August 2002, he was a senior sales engineer for Net.com, a Denver, Colorado company that provided telecommunications equipment to carriers. Mr. Bowden was a technical support manager for Qwest Communications International Inc. (formerly US West Communications), Denver, Colorado, from October 1998 to December 2000. He has over twenty years of telecommunications experience.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 CHINA WIRELESS COMMUNICATIONS, INC.


January 19, 2005                 By: /s/ PEDRO E. RACELIS III
                                    --------------------------------------------
                                    Pedro E. Racelis III
                                    President and Chief Executive Officer













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